UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of

incorporation or organization)

1-08022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of CSX Corporation (“CSX”) held on May 6, 2015, CSX’s shareholders re-approved the performance measures under the 2010 CSX Stock and Incentive Award Plan (the “SIAP”). The SIAP provides incentive compensation opportunities to CSX’s executive officers and other participating employees, as well as a source of shares of CSX stock that may be used to compensate individuals serving on the CSX Board of Directors. The performance criteria set forth in the SIAP are intended to align the interests of participating employees with the interests of shareholders. The re-approval of the performance measures under the SIAP preserves the ability of the Compensation Committee of the Board of Directors of CSX to grant incentive awards to participating employees that may be deductible in accordance with Section 162(m) of the Internal Revenue Code.

The principal features of the SIAP are described in detail under “Item 4 – Proposal to Re-Approve the Performance Measures Under the 2010 CSX Stock and Incentive Award Plan for Purposes of Section 162(m) of the Internal Revenue Code” of CSX’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Shareholders filed by CSX with the Securities and Exchange Commission on March 26, 2015 (the “Proxy Statement”). The description of the principal features of the SIAP included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the SIAP is qualified in its entirety by reference to the full text of the SIAP, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

CSX’s Annual Meeting of Shareholders was held on Wednesday, May 6, 2015. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following thirteen persons were elected to the Board of Directors:

	For	Against	Abstain	Broker Non-Votes	Total
Donna M. Alvarado	678,860,238	5,772,423	2,933,026	149,164,433	836,730,120
John B. Breaux	676,779,612	7,432,761	3,353,314	149,164,433	836,730,120
Pamela L. Carter	678,812,774	5,799,547	2,953,366	149,164,433	836,730,120
Steven T. Halverson	679,436,197	5,153,874	2,975,616	149,164,433	836,730,120
Edward J. Kelly, III	667,736,012	15,691,077	4,138,598	149,164,433	836,730,120
John D. McPherson	678,207,471	6,313,970	3,044,246	149,164,433	836,730,120
David M. Moffett	675,570,226	9,242,911	2,752,550	149,164,433	836,730,120
Oscar Munoz	674,305,744	10,756,732	2,503,211	149,164,433	836,730,120
Timothy T. O’Toole	678,185,281	5,950,735	3,429,671	149,164,433	836,730,120
David M. Ratcliffe	675,609,482	9,102,307	2,853,898	149,164,433	836,730,120
Donald J. Shepard	672,654,646	11,631,103	3,279,938	149,164,433	836,730,120
Michael J. Ward	659,800,127	21,164,202	6,601,358	149,164,433	836,730,120
J. Steven Whisler	679,650,905	4,807,379	3,107,403	149,164,433	836,730,120

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2015, by the votes set forth in the table below:

For	Against	Abstain	Total
823,319,676	10,208,263	3,202,181	836,730,120

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
658,109,717	23,584,879	5,871,091	149,164,433	836,730,120

Item 4:	Shareholders re-approved the performance measures under the 2010 CSX Stock and Incentive Award Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
656,168,724	26,338,104	5,058,859	149,164,433	836,730,120

No other matters were submitted for shareholder action.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as a part of this Report.

Exhibit No.	Description

10.1	2010 CSX Stock and Incentive Award Plan (incorporated by reference to Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 26, 2015)

99.1	“Item 4 – Proposal to Re-Approve the Performance Measures Under the 2010 CSX Stock and Incentive Award Plan for Purposes of Section 162(m) of the Internal Revenue Code” (incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 26, 2015)

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Ellen M. Fitzsimmons
Ellen M. Fitzsimmons
Executive Vice President, Law and Public Affairs, General Counsel and Corporate Secretary

Date: May 12, 2015

Exhibit Index

Exhibit No.	Description

10.1	2010 CSX Stock and Incentive Award Plan (incorporated by reference to Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 26, 2015)

99.1	“Item 4 – Proposal to Re-Approve the Performance Measures Under the 2010 CSX Stock and Incentive Award Plan for Purposes of Section 162(m) of the Internal Revenue Code” (incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 26, 2015)